Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports First Quarter 2018 Results
Continued improvement in gross margin and net earnings, with reported earnings per share up 14.3% and adjusted earnings per share up 7.5%

ST. LOUIS, May 31, 2018 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands which fit people’s lives, today reported first quarter 2018 financial results.

“In the first quarter, we once again delivered improvement in gross margin, net earnings and earnings per share. Not surprisingly, the late start to spring delayed sales but - as expected - spring arrived and trends improved appreciably, with this momentum continuing into the second quarter,” said Diane Sullivan, CEO, president and chairman of Caleres. “In the first quarter, Brand Portfolio sales were up 1.4%, and both Brand Portfolio and Famous Footwear experienced continued growth in ecommerce-related sales. We remain on track for 2018 and are maintaining our guidance for the year.”

First Quarter 2018 Results Versus 2017

•	Consolidated sales of $632.1 million.

–	Famous Footwear total sales of $363.4 million were down 0.8%, as were same-store-sales, and we operated 39 fewer doors year-over-year.

–	Brand Portfolio sales of $268.7 million were up 1.4%.

•	Gross profit was $274.9 million, while gross margin of 43.5% was up 59 basis points.

•	SG&A expense of $250.2 million was up 1.5%.

•
Operating earnings were $22.9 million and operating margin was 3.6%, while adjusted operating earnings were $24.7 million and adjusted operating margin was 3.9%, reflecting the new accounting standard related to the presentation of retirement benefits.

•
Net earnings were $17.2 million, while diluted earnings per share were $0.40 and included a $0.03 charge for the previously announced transition of Allen Edmonds’ consumer-facing activities to St. Louis.

•	Adjusted net earnings of $18.5 million were up 6.3%, while adjusted diluted net earnings per share of $0.43 were up 7.5%.

Balance Sheet and Cash Flow

•	Cash and equivalents were $96.5 million and up $24.7 million year-over-year.

•	There were no outstanding borrowings under the revolving credit facility.

•	Inventory of $579.9 million was up 2.6% year-over-year.

•	Capital expenditures of $9.4 million were down 24.3% year-over-year.

Shareholder Distributions
During the first quarter, Caleres repurchased 100,000 shares of CAL common stock for a total of $3.3 million. The company also declared a quarterly dividend of $0.07 per share, payable July 2, 2018, to shareholders of record as of June 18, 2018. This dividend will be the 381st consecutive quarterly dividend paid by the company.

2018 Outlook Maintained

Consolidated net sales	~$2.8B
Famous Footwear same-store-sales	Up low-single digits
Brand Portfolio sales	Up low-single digits
Gross margin	Up ~5 to 10 bps
SG&A as a percent of revenue	Down ~5 to 10 bps
Interest expense	~$16M
Effective tax rate	25% to 26%
Adjusted earnings per diluted share	$2.40 to $2.50

Pension Presentation
First quarter results reflect the new accounting standard related to the presentation of retirement benefits, which impacted reported and adjusted 2017 operating income and margin. The effect of this new standard resulted in a shift of $2.4 million of retirement plan income from first quarter 2017 SG&A expense to other income, net. There was no impact to first quarter 2017 net earnings or earnings per share, due to the adoption of this standard.

Investor Conference Call
Caleres will host an investor conference call at 4:30 p.m. ET today, Thursday, May 31. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 5283379. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 5283379 through Thursday, June 7.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferences and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) foreign currency fluctuations; (vi) the ability to accurately forecast sales and manage inventory levels; (vii) cybersecurity threats or other major disruption to the Company’s information technology systems; (viii) customer concentration and increased consolidation in the retail industry; (ix) transitional challenges with acquisitions; (x) a disruption in the Company’s distribution centers; (xi) changes to tax laws, policies and treaties; (xii) the ability to recruit and retain senior management and other key associates;  (xiii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xiv) the ability to secure/exit leases on favorable terms; (xv) the ability to maintain relationships with current suppliers; and (xvi) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 3, 2018, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

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About Caleres
Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear, Famous.com and Famous.ca serve as our Family brands. Our Contemporary Fashion brands include Sam Edelman, Allen Edmonds, Franco Sarto, Vince, Via Spiga, George Brown Bilt, Diane von Furstenberg, Fergie Footwear and Carlos Santana. Naturalizer, Dr. Scholl's Shoes, LifeStride, Bzees and Ryka represent our Healthy Living brands. Combined, these brands help make Caleres a company with both a legacy and a mission.  Our legacy is our more than 130-years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel good…feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended
(Thousands, except per share data)	May 5, 2018	April 29, 2017
Net sales	$632,142	$631,509
Cost of goods sold	357,221	360,601
Gross profit	274,921	270,908
Selling and administrative expenses	250,197	246,511
Restructuring and other special charges, net	1,778	1,108
Operating earnings	22,946	23,289
Interest expense, net	(3,683)	(4,809)
Other income, net	3,091	2,436
Earnings before income taxes	22,354	20,916
Income tax provision	(5,174)	(6,032)
Net earnings	17,180	14,884
Net loss attributable to noncontrolling interests	(32)	(18)
Net earnings attributable to Caleres, Inc.	$17,212	$14,902

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.40	$0.35

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.40	$0.35

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	May 5, 2018	April 29, 2017	February 3, 2018
(Thousands)
ASSETS
Cash and cash equivalents	$96,481	$71,816	$64,047
Receivables, net	125,559	107,021	152,613
Inventories, net	579,902	565,051	569,379
Prepaid expenses and other current assets	62,385	38,318	60,750
Total current assets	864,327	782,206	846,789

Property and equipment, net	208,898	217,854	212,799
Goodwill and intangible assets, net	339,900	342,208	339,168
Other assets	88,941	67,289	90,659
Total assets	$1,502,066	$1,409,557	$1,489,415

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$—	$85,000	$—
Trade accounts payable	268,917	225,032	272,962
Other accrued expenses	168,746	146,315	157,197
Total current liabilities	437,663	456,347	430,159

Long-term debt	197,587	197,118	197,472
Deferred rent	53,027	50,881	53,071
Other liabilities	99,651	83,478	89,751
Total other liabilities	350,265	331,477	340,294

Total Caleres, Inc. shareholders’ equity	712,705	620,387	717,489
Noncontrolling interests	1,433	1,346	1,473
Total equity	714,138	621,733	718,962
Total liabilities and equity	$1,502,066	$1,409,557	$1,489,415

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Thirteen Weeks Ended
(Thousands)	May 5, 2018	April 29, 2017
OPERATING ACTIVITIES:
Net cash provided by operating activities	$51,347	$65,384

INVESTING ACTIVITIES:
Purchases of property and equipment	(7,929)	(10,978)
Capitalized software	(1,434)	(1,390)
Net cash used for investing activities	(9,363)	(12,368)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	—	195,000
Repayments under revolving credit agreement	—	(220,000)
Dividends paid	(3,023)	(3,025)
Acquisition of treasury stock	(3,288)	(5,993)
Issuance of common stock under share-based plans, net	(3,122)	(2,422)
Net cash used for financing activities	(9,433)	(36,440)
Effect of exchange rate changes on cash and cash equivalents	(117)	(92)
Increase in cash and cash equivalents	32,434	16,484
Cash and cash equivalents at beginning of period	64,047	55,332
Cash and cash equivalents at end of period	$96,481	$71,816

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	May 5, 2018			April 29, 2017
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$17,212	$0.40		$14,902	$0.35

Charges/other items:
Acquisition, integration and reorganization of men's brands	1,778	1,315	0.03	4,137	2,528	0.05
Total charges/other items	$1,778	$1,315	$0.03	$4,137	$2,528	$0.05
Adjusted earnings		$18,527	$0.43		$17,430	$0.40

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017
Net sales	$363,411	$366,494	$268,731	$265,015	$—	$—	$632,142	$631,509
Gross profit	$165,201	$167,690	$109,720	$103,218	$—	$—	$274,921	$270,908
Adjusted gross profit	$165,201	$167,690	$109,720	$106,247	$—	$—	$274,921	$273,937
Gross profit rate	45.5%	45.8%	40.8%	38.9%	—%	—%	43.5%	42.9%
Adjusted gross profit rate	45.5%	45.8%	40.8%	40.1%	—%	—%	43.5%	43.4%
Operating earnings (loss)	$21,857	$20,279	$12,486	$13,314	$(11,397)	$(10,304)	$22,946	$23,289
Adjusted operating earnings (loss)	$21,857	$20,279	$14,070	$17,189	$(11,203)	$(10,042)	$24,724	$27,426
Operating earnings %	6.0%	5.5%	4.6%	5.0%	—%	—%	3.6%	3.7%
Adjusted operating earnings %	6.0%	5.5%	5.2%	6.5%	—%	—%	3.9%	4.3%
Same-store sales % (on a 13-week basis) (1)	(0.8)%	(0.6)%	(1.0)%	2.3%	—%	—%	—%	—%
Number of stores	1,013	1,052	235	233	—	—	1,248	1,285

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017
Gross profit	$165,201	$167,690	$109,720	$103,218	$—	$—	$274,921	$270,908
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	—	3,029	—	—	—	3,029
Total charges/other items	—	—	—	3,029	—	—	—	3,029
Adjusted gross profit	$165,201	$167,690	$109,720	$106,247	$—	$—	$274,921	$273,937
Operating earnings (loss)	$21,857	$20,279	$12,486	$13,314	$(11,397)	$(10,304)	$22,946	$23,289
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	1,584	3,875	194	262	1,778	4,137
Total charges/other items	—	—	1,584	3,875	194	262	1,778	4,137
Adjusted operating earnings (loss)	$21,857	$20,279	$14,070	$17,189	$(11,203)	$(10,042)	$24,724	$27,426
(1) The thirteen-week period ended April 29, 2017 excludes sales from Allen Edmonds.

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended
(Thousands, except per share data)	May 5, 2018	April 29, 2017

Net earnings attributable to Caleres, Inc.:
Net earnings	$17,180	$14,884
Net loss attributable to noncontrolling interests	32	18
Net earnings attributable to Caleres, Inc.	17,212	14,902
Net earnings allocated to participating securities	(479)	(408)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	16,733	14,494

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,910	41,832
Dilutive effect of share-based awards	124	169
Diluted common shares attributable to Caleres, Inc.	42,034	42,001

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.40	$0.35

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.40	$0.35

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended
(Thousands, except per share data)	May 5, 2018	April 29, 2017

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$18,495	$17,412
Net loss attributable to noncontrolling interests	32	18
Adjusted net earnings attributable to Caleres, Inc.	18,527	17,430
Net earnings allocated to participating securities	(516)	(477)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	18,011	16,953

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,910	41,832
Dilutive effect of share-based awards	124	169
Diluted common shares attributable to Caleres, Inc.	42,034	42,001

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.43	$0.41

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.43	$0.40

SCHEDULE 8

CALERES, INC.
RECONCILIATION OF INCOME TAX PROVISION AND EFFECTIVE TAX RATE (GAAP BASIS) TO ADJUSTED INCOME TAX PROVISION AND ADJUSTED EFFECTIVE TAX RATE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	May 5, 2018
	Earnings Before Income Taxes	Income Tax Provision	Effective Tax Rate

(Thousands)

GAAP basis	$22,354	$(5,174)	23.1%

Charges/other items:
Acquisition, integration and reorganization of men's brands	1,778	(463)
Adjusted basis	$24,132	$(5,637)	23.4%